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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) July 17, 2003
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                             NORWOOD FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                             0-28364                 23-2828306
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(State or other jurisdiction       (Commission File Number)   (IRS Employer
 of incorporation)                                            dentification No.)


717 Main Street, Honesdale, Pennsylvania                                 18431
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (570) 253-1455
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                             NORWOOD FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT

Item 7.   Financial Statements and Exhibits
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     (c) Exhibits: The following exhibits are being furnished with this report.

         99.1 Press Release dated July 17, 2003


Item 9.  Regulation FD Disclosure
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     Information  under  this  Item 9 is being  provided  pursuant  to Item 12 -
Results of Operations and Financial Condition in accordance with Release No. 34-47583. On July 17, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      NORWOOD FINANCIAL CORP.



Date: July 17, 2003                   By:  /s/ William W. Davis, Jr.
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                                           William W. Davis, Jr.
                                           President and Chief Executive Officer






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